UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

November 16, 2023

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Tennyson Parkway, Suite 400, Plano, Texas 75024
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange in which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2023, the board of directors of Sharing Services Global Corporation (the “Company”) and Decentralized Sharing System, Inc., as the sole stockholder (the “Holder”) of the Company’s Series D Preferred Stock (the “Series D Preferred Stock”), approved the adoption and filing of an Amended and Restated Certificate of Designation of the Series D Preferred Stock (the “Amended and Restated Certificate of Designation”).

The Amended and Restated Certificate of Designation was filed and became effective with the Secretary of State of Nevada on November 16, 2023. The Amended and Restated Certificate of Designation: (a) removed the redemption feature of the Series D Preferred Stock that previously allowed the Holder to redeem the whole or any part of the outstanding Series D Preferred Stock and required the Company to pay for each share redeemed in the amount of $1,000 per share, payable in cash; and (b) modified the annual dividend to now be valued and calculated based upon a percentage of the Company’s net operating income for its calendar year, with a twenty-five percent (25%) dividend rate. The dividends of the Series D Preferred Stock are cumulative and shall continue to accrue whether or not declared and whether or not in any fiscal year there shall be operating income or surplus available for the payment of dividends in such fiscal year. Accrued and unpaid dividends shall be payable in cash commencing June 1, 2024 and continuing each annual anniversary of such date, until such Series D Preferred Stock is called by the Company.

The foregoing description of the Amended and Restated Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Certificate of Designation, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designation of Series D Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2023	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
John Thatch
Chief Executive Officer and Vice Chairman of the Board of Directors